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                                  EXHIBIT 23.7

              Consent of Independent Certified Public Accountants


     We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the Global Imaging Systems, Inc. 401(k) Retirement Plan of our report dated January 27, 1998.


                                      /s/ EDMONDSON, LEDBETTER & BALLARD, L.L.P.


Norfolk, Virginia
August 26, 1998